SECURITIES AND EXCHANGE COMMISSION


                                Washington, D.C. 20549


                                                     FORM 8-K

                                                  CURRENT REPORT

                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 6, 1997


                                             DEVELOPMENT BANCORP, LTD.
                         (Exact name of registrant as specified in its charter)

                                                    WASHINGTON
                                  (State or other jurisdiction of incorporation)


               0-22934                                               93-1192971
(Commission File Number)                      (IRS Employer Identification No.)


74900  Highway 111, Suite 121, Indian Wells, California                  92210
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code                760-836-3350

Item 4.  Changes in Registrant's Certifying Accountant.

         1.       (i)      The Registrant's former independent accountant
Silverman, Olson,
Thorvilson & Kaufmann Ltd. ("Silverman") resigned from that capacity on December
 6, 1997.

                  (ii) The report by Silverman on the financial statements of the Registrant dated June 6, 1997, including balance sheets as of December 31, 1996 and 1995 and the statements of operations, cash flows and statement of stockholders' equity for the years ended December 31, 1996 and 1995 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) During the period covered by the financial statements through the date of resignation of the former accountant, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

                  A letter from the former independent accountant for the Registrant is attached as an Exhibit to this Form 8-K.

         2. On December 12, 1997 the Registrant engaged Pritchett, Siler & Hardy, PC., as its new independent accountant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  16.1 Letter from Silverman, Olson, Thorvilson & Kaufmann Ltd., former principal accountant for the Registrant.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:            December 12, 1997                    DEVELOPMENT BANCORP, LTD.


                                                   By:      /s/ Dempsey K. Mork
                                                                Dempsey K. Mork
                                                                       Secretary